  As filed with the Securities and Exchange Commission on August 19, 1997.

                      File No. 333-________

                SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549


                             FORM S-8
                      REGISTRATION STATEMENT
                              UNDER
                    THE SECURITIES ACT OF 1933

                            PAMECO CORPORATION
             -------------------------------------------------
            (Exact Name of Issuer as Specified in its Charter)

                  Georgia                           51-0287654
      (State or Other Jurisdiction of            (I.R.S. Employer
      Incorporation or Organization)          Identification Number)

                        PAMECO CORPORATION
                        1000 Center Place
                     Norcross, Georgia  30093
                          (404) 798-0700
  -------------------------------------------------------------
  (Address and Telephone Number of Issuer's Principal Executive
                             Offices)

                   Employee Stock Option Plan I
                  Employee Stock Option Plan II
   Stock Option Agreement between the Registrant and Gerald V.
                             Gurbacki
             Non-Employee Directors Stock Option Plan
   -----------------------------------------------------------
                    (Full Title of the Plans)

                          Mary McCulley
                        1000 Center Place
                     Norcross, Georgia  30093
                          (770) 798-0700
   ------------------------------------------------------------
   (Name, Address and Telephone Number, Including Area Code, of
                        Agent for Service)

                            Copies to:
                     David A. Stockton, Esq.
                     KILPATRICK STOCKTON LLP
                   1100 Peachtree Street, N.E.
                   Atlanta, Georgia 30309-4530
                          (404) 815-6500

                                  Calculation of Registration Fee
------------------------------------------------------------------------------------------------------------------------------
                                                       Proposed Maximum             Proposed Maximum
Title of Securities            Amount to                 Offering Price                 Aggregate                Amount of
 to be Registered            be Registered                  Per Share               Offering Price<F1>        Registration Fee
------------------------------------------------------------------------------------------------------------------------------
Class A Common Stock          989,598 shares                  $21.50                    $21,276,357               $6,477.38

<F1> Determined in accordance with Rule 457(c) under the
Securities Act of 1933, based on $21.50, the average of the high and low prices on the New York Stock Exchange on August 18, 1997.
/FN

PART II.  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE

               The following documents are incorporated by reference into this Registration Statement and are deemed to be a part hereof from the date of the filing of such documents:

     (1) The prospectus dated June 4, 1997, filed by the Registrant pursuant to Rule 424(b) under the Securities
          Exchange Act of 1934, as amended (the "Exchange Act").

     (2)  All other reports filed by the Registrant pursuant to
          Section 13(a) or 15(d) of the Exchange Act, since the end of the fiscal year covered by the prospectus referred to in item 1 above.

     (3) The description of the Class A Common Stock contained in the Registrant's registration statement on Form 8-A, dated March 26, 1997, including all amendments or reports filed for the purpose of updating such description.

     (4) All other documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered pursuant to this Registration Statement have been sold or which deregisters all securities that remain unsold.


ITEM 4.   DESCRIPTION OF SECURITIES

          Not Applicable.


ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL

          Not Applicable.


ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS

          As provided under Georgia law, the Company's Articles of Incorporation provide that a director shall not be personally liable to the Company as a director, except that such provisions shall not limit the liability of a director (a) for any appropriation, in violation of his duties, of any business opportunity of the Company; (b) for acts or omissions which involve intentional misconduct or a knowing violation of law; (c) for unlawful corporate distributions or (d) for any transactions from which the director receives an improper benefit.

          Under Article V of the Company's Bylaws, the Registrant is required to indemnify its directors and officers to the fullest extent permitted by Georgia law. The Georgia Business Corporation Code provides that a corporation may indemnify its directors, officers and

                               -2-

          agents against judgments, fines, penalties, amounts paid in settlement and expenses, including attorneys' fees, resulting from various types of legal actions or proceedings if the actions of the party being indemnified meet the standards of conduct specified therein. Determinations concerning whether the applicable standard of conduct has been met can be made by (a) a majority of the disinterested directors; (b) a majority of a committee of disinterested directors; (c) independent legal counsel or (d) an affirmative vote of a majority of shares held by the disinterested shareholders. No indemnification may be made to or on behalf of a corporate director, officer, employee or agent (i) in connection with a proceeding by or in right of the Company in which such person was adjudged liable to the Company or (ii) in connection with any other proceeding in which said person was adjudged liable on the basis that personal benefit was improperly received by him.

          The Company has entered into Indemnification Agreements with certain of its directors and officers (the "Indemnified Parties"). Under the terms of the Indemnification Agreements, the Company is required to indemnify the Indemnified Parties against certain liabilities arising out of their service for the Company. The Indemnification Agreements require the Company (i) to indemnify each Indemnified Party to the fullest extent permitted by law; (ii) to provide coverage for each Indemnified Party under the Company's directors and officers liability insurance policy and
          (iii) to advance certain expenses incurred by an Indemnified Party. The Indemnification Agreements provide limitations on the Indemnified Party's rights to indemnification in certain circumstances.

          The Company's directors and officers are insured against losses arising from any claim against them as such for wrongful acts or omissions, subject to certain limitations.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED

          Not Applicable.




                               -3-

ITEM 8.   EXHIBITS

     The exhibits included as part of this Registration
Statement are as follows:

Exhibit Number                Description

* 4(a) Amended and Restated Articles of Incorporation of the Registrant, as amended (included as Exhibit 3.1 to the Registration Statement on Form S-1 No. 333-24043).

* 4(b)                        Amended and Restated Bylaws of the
                              Registrant (included as Exhibit 3.2
                              to the Registration Statement on
                              Form S-1 No. 333-24043).

5(a) & 23(a)                  Opinion and Consent of Counsel to
                              Registrant

23(b)                         Consent of Ernst & Young LLP

24(c)                         Power of Attorney (See signature
                                page)

* 99.1                        Employee Stock Option Plan I
                                 (included as Exhibit 10.5 to the
                                 Registration Statement on Form
                                 S-1 No. 333-24043)

* 99.2                        Employee Stock Option Plan II
                                 (included as Exhibit 10.6 to the
                                 Registration Statement on Form
                                 S-1 No. 333-24043)

* 99.3                        Stock Option Agreement between the
                                 Registrant and Gerald V.
                                 Gurbacki (included as Exhibit
                                 10.7 to the Registration
                                 Statement on Form S-1 No. 333-
                                 24043)

* 99.4                        Non-Employee Directors Stock Option
                                 Plan (included as Exhibit 10.8
                                 to the Registration Statement on
                                 Form S-1 No. 333-24043)

___________________
* Incorporated by reference to the Registrant's Registration
Statement on Form S-1 (File No. 333-24043) filed with the
Commission on March 27, 1997, and amendments thereto.





                               -4-

ITEM 9.  UNDERTAKINGS

          (a) The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement, to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) The undersigned Registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.






                               -5-

          (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



                               -6-

                            SIGNATURES
          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on August 7, 1997.

                              PAMECO CORPORATION

                              By: /s/ Walt Wilcox
                                 Name: Walt Wilcox
                                 Title: Vice President - Finance/Controller

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gerald V. Gurbacki as attorney-in-fact, having the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on August 7, 1997.

/s/ James R. Balcom, Jr.         Chairman
      JAMES R. BALKCOM, Jr.

/s/ Gerald V. Gurbacki           Chief Executive Officer
      GERALD V. GURBACKI         and Director
                                 (Principal Executive
                                 Officer)
/s/ Walt Wilcox
      WALT WILCOX                Vice President -
                                 Finance/Controller
                                 (Principal Financial and
                                 Accounting Officer)

/s/ G. Thomas Braswell, Jr.      Director
      G. THOMAS BRASWELL, Jr.


/s/ Michael H. Bulkin            Director
      MICHAEL H. BULKIN


/s/ Earl Dolive                  Director
      EARL DOLIVE


/s/ H. Whitney Wagner            Director
      H. WHITNEY WAGNER


/s/ Thomas G. Weld               Director
      THOMAS G. WELD


/s/ Richard Bearse               Director
    RICHARD BEARSE

                          EXHIBIT INDEX
                                TO
                REGISTRATION STATEMENT ON FORM S-8



Exhibit Number                Description

* 4(a) Amended and Restated Articles of Incorporation of the Registrant, as amended (included as Exhibit 3.1 to the Registration Statement on Form S-1 No. 333-24043).

* 4(b)                        Amended and Restated Bylaws of the
                              Registrant (included as Exhibit 3.2
                              to the Registration Statement on
                              Form S-1 No. 333-24043).

5(a) & 23(a)                  Opinion and Consent of Counsel to
                              Registrant

23(b)                         Consent of Ernst & Young LLP

24(c)                         Power of Attorney (See signature
                               page)

* 99.1                        Employee Stock Option Plan I
                                 (included as Exhibit 10.5 to the
                                 Registration Statement on Form
                                 S-1 No. 333-24043)

* 99.2                        Employee Stock Option Plan II
                                 (included as Exhibit 10.6 to the
                                 Registration Statement on Form
                                 S-1 No. 333-24043)

* 99.3                        Stock Option Agreement between the
                                 Registrant and Gerald V.
                                 Gurbacki (included as Exhibit
                                 10.7 to the Registration
                                 Statement on Form S-1 No. 333-
                                 24043)

* 99.4                        Non-Employee Directors Stock Option
                                 Plan (included as Exhibit 10.8
                                 to the Registration Statement on
                                 Form S-1 No. 333-24043)

___________________
* Incorporated by reference to the Registrant's Registration
Statement on Form S-1 (File No. 333-24043) filed with the
Commission on March 27, 1997, and amendments thereto.



